Commitments	6 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
Commitments

18. Commitments

Significant expenditure under contracted supply agreements for at the end of the reporting period but not recognized as liabilities is as follows:

TOTAL
$
Less than 1 year	4,352
1 - 3 years	54
4 - 5 years	-
More than 5 years	-
4,406

The Company executed various agreements including in-licensing and similar arrangements with development partners. Such agreements may require the Company to make payments on achievement of stages of development, launch or revenue milestones, although the Company generally has the right to terminate these agreements at no penalty. The Company may have to pay up to $38,573 upon achieving certain sales volumes, regulatory or other milestones related to specific products.

In addition, the Company previously entered into license agreements for technologies to increase the concentration of avenanthramides in oats and the rights to the PGX technology. As part of these agreements the Company shall pay an annual royalty percentage rate of 2.0% specific avenanthramides sales and up to 3.5% of PGX sales respectively.

The Company has entered into a purchase commitment with a European specialized engineering firm for the supply of engineering, services and equipment related to the construction of a PGX-100 pilot plant (note 7). As of June 30, 2024 the remaining purchase commitment is $678 (€727) and is expected to be completed in 2024.